                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  FEBRUARY 16, 2000



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)

       CALIFORNIA                               0-18225                           77-0059951
(State or other jurisdiction                 (Commission                       (IRS Employer
      of incorporation)                      File Number)                     Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
     (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS

On February 16, 2000 Cisco Systems, Inc. ("Cisco") announced it had completed the acquisition of the optical systems business of Pirelli S.p.A ("Pirelli") of Milan, Italy, pursuant to a Share Purchase Agreement, dated as of December 20, 1999 (the "Agreement"), as amended, by and among Cisco, Pirelli and certain affiliates of Cisco and Pirelli.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits.

Exhibit No.       Description
99.1              Press Release of Registrant, dated February 16, 2000, announcing the completion of the acquisition of optical systems business of Pirelli S.p.A.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CISCO SYSTEMS, INC.



Dated:  February 16, 2000             By: /s/ LARRY R. CARTER
                                         ---------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
99.1              Press Release of Registrant, dated February 16, 2000, announcing the completion of the acquisition of optical systems business of Pirelli S.p.A.